EXHIBIT 10.58
AMENDMENT NUMBER 2014 - 2
PREMIERE GLOBAL SERVICES, INC. 401(K) PLAN

BY THIS AGREEMENT, Premiere Global Services, Inc. 401(k) Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of December 1, 2014, except as otherwise provided herein:

1. The section of the Adoption Agreement entitled "ELECTIVE SERVICE CREDITING" is amended as follows:

ELECTIVE SERVICE CREDITING (1.56(C)). The Plan must credit Related Employer Service under Section l.23(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.56(B). The Plan also elects under Section 1.56(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b)):

(a)	[ ] Not applicable. No elective Predecessor Employer Service crediting applies.

(b)
[X]     Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose (1) and (2) as applicable. Complete (3). Choose (4) if applicable):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(1) [X]
All purposes. Credit Service for all purposes with Predecessor Employer(s): Accucast. Inc. (effective January 26, 2006); Sound path Conferencing Services (effective August 12, 2008); Link Conference Service (effective February 10, 2009); The Himark Group, LLC. d/b/a Copper Services (Effective 8/1/2013); ACT Teleconferencing, Inc. or ACT Teleconferencing Services, Inc. (Effective 9/4/2013); TalkPoint Holdings, L.L.C. (effective November I. 2014); Central Desktop, Inc. (effective December 1, 2014) (insert as many names as needed).

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(2) [ ] Designated purposes. Credit Service with the following Predecessor Employer(s) for the designated purpose(s):

		(1)	(2)	(3)
		Eligibility	Vesting	Contribution
Allocation
a.	Employer:	[ ]	[ ]	[ ]
b.	Employer:	[ ]	[ ]	[ ]
c.	Employer:	[ ]	[ ]	[ ]

(3) Time period. Under Elections 13(b)(1) or (2), the Plan credits (Choose one or more of a., b., and c. as applicable):

a.	[X] All. All Service under Election(s) 13(b) __________, regardless of when rendered.

b.	[ ] Service after. All Service under Election(s) 13(b)__________, which is or was rendered after:____________ (specify date).

c.	[ ] Service before. All Service under Election(s) 13(b)___________, which is or was rendered before:__________ (specify date).
(4) [ ] Describe elective Predecessor Employer Service crediting: _____________.

[Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through (3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit service with X only on/after 1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for matching Contributions).]

2. The section of the Administrative Checklist entitled “RELATED AND PARTICIPATING EMPLOYERS’ is amended as follows:
AC5. RELATED AND PARTICIPATING EMPLOYERS (I.23(C)(D). There are or are not Related Employers and Participating Employers as follows (Complete (a) through (c):
(a) Related Employers. (Choose one of (1) or (2)):

(1)	[ ] None.

(2)
[X] Name(s) of Related Employers: American Teleconferencing Services, LTD., ACT Teleconferencing, Inc., ACT Teleconferencing Services, Inc. (Effective September 4, 2013), TalkPoint Holdings, L.L.C., (Effective November 1, 2014), Central Desktop, Inc. (Effective December 1, 2014)

(b) Participating (Related) Employers. (Choose one of (1) or (2)):

(1)	[ ] None.

(2)
[X] Name(s) of Participating Employers: American Teleconferencing Services, LTD., ACT Teleconferencing, Inc., ACT Teleconferencing Services, Inc. (Effective September 4, 2013), TalkPoint Holdings, L.L.C. (Effective November 1, 2014), Central Desktop, Inc. (Effective December 1, 2014)     See SFC 71 for details

(c) Former Participating Employers. (Choose one of (1) or (2)):

(1)	[ ] None.

(2)	[X] Applies.

Names(s)            Date of cessation
Xpedite Systems, LLC    November 1, 2010
___________________    _______________

This Amendment has been executed this 30th day of December, 2014.

Premiere Global Services, Inc.
By: /s/ Karrie Andes, Committee Member
EMPLOYER